UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

                              March 12, 2009

Date of Report (Date of earliest event reported)

           OSG AMERICA L.P.

(Exact Name of Registrant as Specified in Charter)

               001-33806

Commission File Number

Delaware (State or other jurisdiction of incorporation or organization)	11-3812936 (I.R.S. Employer Identification Number)

Two Harbour Place, 302 Knights Run Avenue, Suite 1200

                                  Tampa, FL 33602

(Address of Principal Executive Offices) (Zip Code)

Registrant's telephone number, including area code (813) 209-0600

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

______________________________________________________________________________

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 8 –	Other Events

Item 8.01	Other Events.

OSG America L.P. (the "Registrant") issued a press release on March 12, 2009 announcing that the Registrant had filed with the U.S. Securities and Exchange Commission (the “SEC”) its Annual Report on Form 10-K for the year ended December 31, 2008 and that the Registrant’s 2008 Form 10-K can be viewed on the Registrant’s website at www.osgamerica.com by selecting “Investor Relations & News” and then “Annual Reports”. Upon written request, investors may receive free of charge a hard copy of the Annual Report on Form 10-K (including complete audited financial statements). A copy of the press release is hereby furnished to the SEC and is attached as Exhibit 99.1.

Section 9 -	Financial Statements and Exhibits.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits

Exhibit No.	Description
99.1	Press Release dated March 12, 2009

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

OSG AMERICA L.P. (Registrant)

By: OSG America LLC, its general partner

Date: March 16, 2009	By /s/James I. Edelson
Name: James I. Edelson Title: Secretary

EXHIBIT INDEX

Exhibit No.	Description
99.1	Press Release dated March 12, 2009